EXHIBIT 99.1

Troika Media Reports First Quarter Fiscal Year 2022 Results

First quarter revenue growth significantly exceeds Company forecast

Revenue increased 102% quarter-over-quarter to $8.3 million

Adjusted EBITDA improved 78% and net loss improved 45% quarter-over-quarter

Company expects to continue revenue growth in FY 2022

Los Angeles, California—November 15, 2021— Troika Media Group, Inc. (Nasdaq: TRKA) (“TMG” or “Company”), a brand consultancy and marketing innovations company that provides integrated branding and marketing solutions for global brands, today announced financial results for its first quarter of fiscal year 2022 ended September 30, 2021.

Financial Highlights

•	Revenue increased 102% to $8.3 million in Q1 2022, compared to the prior year quarter.

•	Adjusted EBITDA improved 78% to $(0.6) million in Q1 2022, compared to the prior year quarter.

•	Net loss improved 45% to $(2.1) million in Q1 2022, compared to the prior year quarter.

Management Commentary

Robert Machinist, Troika’s Chairman and CEO, said, “Building on the momentum we saw in our business developing at the end of fiscal year 2021, we are off to a great start to fiscal 2022, with strong revenue growth of 102%, lower losses, and operating leverage across the entire business. We believe our very strong performance goes well beyond a post-COVID recovery, as growth was generated across our operating segments, and driven by broad-based contributions across our client sectors. Clients are making significant investments in marketing, particularly in digital media and experiential campaigns. TMG has positioned itself as a high-value partner that combines the power of creativity with the benefits of data and technology, to create integrated solutions for clients across a range of industry sectors. These outstanding results are a credit to our employees who have continued to show a high level of dedication and support – to our clients and to one another.”

Machinist added, “We continue to carefully evaluate how to accelerate our growth strategy through a targeted and scalable M&A approach to build on existing capabilities in growth areas such as experience, commerce and technology. We believe there are significant new growth opportunities for TMG as clients are looking for innovative and integrated solutions that harness new technologies to grow their business.”

“We will continue to focus on delivering strong results for our clients and innovating to expand the capabilities of our platform and better serve our global brands. As such, we see significant opportunity to create further value for our shareholders.”

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			Percent
Three Months Ended September 30,	2021	2020	Change
(Unaudited)	(in thousands, except per share amounts)
Revenue	$8,349	$4,132	102%
Operating loss	$(3,493)	$(3,957)	12%
Net loss	$(2,139)	$(3,921)	45%
Adjusted EBITDA(1)	$(620)	$(2,763)	78%
Cash provided by (used in) operating activities	$(2,261)	$(1,182)	-91%
Free Cash Flow(2)	$(2,180)	$(1,171)	-86%
Diluted net loss per share attributable to common stockholders	$(0.05)	$(0.22)	77%
Non-GAAP diluted net income (loss) per share(3)	$(0.01)	$(0.16)	91%
Common shares outstanding plus shares underlying stock-based awards	41,422,781	17,490,910	137%

(1)	See page 8 for reconciliation of net loss to Adjusted EBITDA.
(2)	See page 7 for reconciliation of cash provided by (used in) operating activities to Free Cash Flow.
(3)	See page 6 for reconciliation of GAAP diluted net loss per share to non-GAAP diluted net income (loss) per share.

First Quarter Fiscal 2022 Summary and Key Highlights

•	Continued focus on significant growth strategy post-COVID

•	Accelerating expansion in fast growing gaming and Esports market

•	Business mix and client spend shifting to faster growth areas: Experience, Consumer and Technology

•	New client growth returning to pre-pandemic levels

•	Demand for client services across brands continues momentum in Q2 2022 with pipeline growing

•	Well-positioned to leverage expected top-line growth

•	Strong net revenue growth expected to continue in fiscal 2022

Conference Call/Webcast Information

Investors can access the live webcast via the following link:

https://www.webcaster4.com/Webcast/Page/2817/43652

For those planning to participate on the call, please dial +1- 888-506-0062 (for domestic calls), or +1- 973-528-0011 (for international calls), passcode 730547. A replay of the conference call will be available for one week following the call at +1- 877-481-4010 (for domestic calls) or +1- 919-882-2331 (for international calls), replay passcode # 43652.

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Definitions

Free Cash Flow is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment.

Common shares outstanding plus shares underlying stock-based awards includes common shares outstanding, restricted stock units, restricted stock awards, warrants and outstanding stock options.

Adjusted EBITDA is defined as net income (loss), excluding interest income; interest expense; other income (expense) net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and other payroll related tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time.

Note: For adjustments and additional information regarding the non-GAAP financial measures and other items discussed, please see “Non-GAAP Financial Measures,” “Reconciliation of GAAP to Non-GAAP Financial Measures.”

About Troika Media Group

Troika Media Group is an end-to-end brand solutions company that creates both near-term and long-term value for global brands in entertainment, sports and consumer products. Applying emerging technology, data science, and world-class creative, TMG helps brands deepen engagement with audiences and fans throughout the consumer journey and builds brand equity. Clients include Apple, Hulu, Riot Games, Belvedere Vodka, Unilever, UFC, Peloton, CNN, HBO, ESPN, Wynn Resorts and Casinos, Tiffany & Co., IMAX, Netflix, Sony, Yahoo and Coca-Cola. For more information, visit www.thetmgrp.com

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Moreover, forward-looking statements in this release include, but are not limited to, the impact of the current COVID-19 pandemic, which may limit access to the Company’s facilities, customers, management, support staff, and professional advisors, and to develop and deliver advanced voice and data communications systems, demand for the Company’s products and services, economic conditions in the U.S. and worldwide, and the Company’s ability to recruit and retain management, technical, and sales personnel. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

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Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use the non-GAAP financial measure of Free Cash Flow, which is defined as net cash provided by (used in) operating activities, reduced by purchases of property and equipment. We believe Free Cash Flow is an important liquidity measure of the cash that is available, after capital expenditures, for operational expenses and investment in our business and is a key financial indicator used by management. Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth.

We use the non-GAAP financial measure of Adjusted EBITDA, which is defined as net income (loss); excluding interest income; interest expense; other income (expense), net; income tax benefit (expense); depreciation and amortization; stock-based compensation expense and other payroll related tax expense; and certain other non-cash or non-recurring items impacting net income (loss) from time to time. We believe that Adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of the expenses that we exclude in Adjusted EBITDA.

We use the non-GAAP financial measure of non-GAAP net loss, which is defined as net income (loss); excluding amortization of intangible assets; stock-based compensation expense and other payroll related tax expense; certain other non-cash or non-recurring items impacting net income (loss) from time to time; and related income tax adjustments. Non-GAAP net loss and weighted average diluted shares are then used to calculate non-GAAP diluted net loss per share. Similar to Adjusted EBITDA, we believe these measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses we exclude in the measure.

We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure, please see below “Reconciliation of GAAP to Non-GAAP Financial Measures.”

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Troika Media Group, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Unaudited)

	September 30, 2021	June 30, 2021
ASSETS
Current assets:
Cash and cash equivalents	$9,752,000	$12,066,000
Accounts receivable, net	1,976,000	1,327,000
Prepaid expenses	625,000	670,000
Other assets - short term portion	67,000	1,000
Total current assets	12,420,000	14,064,000

Other assets -long term portion	628,000	626,000
Property and equipment, net	379,000	343,000
Operating lease right-of-use assets	6,827,000	6,887,000
Intangible assets, net	2,431,000	2,603,000
Intercompany	-	-
Goodwill	19,368,000	19,368,000
Total assets	$42,053,000	$43,891,000

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$7,396,000	$8,363,000
Convertible notes payable	50,000	50,000
Note payable - related party - short term portion	180,000	200,000
Due to related parties	7,000	41,000
Contract liabilities	6,873,000	5,973,000
Operating lease liability - short term portion	3,115,000	3,344,000
Contingent consideration - short term portion	-	-
Deferred rent - short term portion	-	-
Derivative liabilities	1,000	13,000
Taxes payable	62,000	62,000
Stimulus loan program - short term portion	15,000	22,000
Total current liabilities	17,699,000	18,068,000

Long term liabilities:
Operating lease liability - long term portion	5,785,000	5,835,000
Contingent consideration - long term portion	-	-
Deferred rent - long term portion	0	0
Note payable - related party – long term portion	-	-
Stimulus loan program - long term portion	425,000	547,000
Rental deposits	119,000	119,000
Other long-term liabilities	309,000	477,000
Liabilities of discontinued operations - long term portion	107,000	107,000

Total liabilities	24,444,000	25,153,000

Stockholders’ equity:
Preferred stock, $0.01 par value: 15,000,000 shares authorized
Series A Preferred Stock ($0.01 par value: 5,000,000 shares authorized, 720,000 shares issued and outstanding as of September 30, 2021 and June 30, 2021, respectively)	7,000	7,000
Common stock, ($0.001 par value: 300,000,000 shares authorized; 43,572,950 and 39,496,588 shares issued and outstanding as of September 30, 2021 and June 30, 2021, respectively)	44,000	40,000
Additional paid-in-capital	206,973,000	204,788,000
Stock payable	-	1,210,000
Accumulated deficit	(189,028,000)	(186,889,000)
Other Comprehensive (Gain)/Loss	(387,000)	(418,000)
Total stockholders’ equity (deficit)	17,609,000	18,738,000
Total liabilities and stockholders’ equity (deficit)	$42,053,000	$43,891,000

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Troika Media Group, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations and Comprehensive Loss

(Unaudited)

	Three Months Ended September 30,
	2021	2020

Project revenues, net	$8,349,000	$4,132,000
Cost of revenues	4,837,000	2,280,000
Gross profit	3,512,000	1,852,000
	42.1%	44.8%
Operating expenses:
Selling, general and administrative expenses	6,235,000	4,450,000
Professional fees	568,000	788,000
Depreciation expense	30,000	31,000
Amortization expense of intangibles	172,000	540,000
Goodwill impairment expense	-	-
Intangibles impairment expense	-	-
Acquisition costs	-	-
Gain from release of contingent earn out	-	-
Total operating expenses	7,005,000	5,809,000
Loss from operations	(3,493,000)	(3,957,000)

Other income (expense):
Income from government grants	262,000	-
Amortization expense of note payable discount	-	(17,000)
Interest expense	(13,000)	(4,000)
Foreign exchange gain	(16,000)	(47,000)
Gain on early termination of operating lease	(3,000)	-
Gain on derivative liabilities	12,000	(23,000)
Other income	1,112,000	127,000
Other expenses	-	-
Total other income (expense)	1,354,000	36,000

Net loss from continuing operations before income tax	(2,139,000)	(3,921,000)
Provision for income tax	-	-
Net loss from continuing operations after income tax	(2,139,000)	(3,921,000)

Net income from discontinued operations	-	-
Net loss	$(2,139,000)	$(3,921,000)
Deemed dividend on preferred stock	-	-
Net loss attributable to common stockholders	(2,139,000)	(3,921,000)
Foreign currency translation adjustment	31,000	(93,000)
Comprehensive loss	$(2,108,000)	$(4,014,000)

Basic earnings (loss) per share
Continuing operations	$(0.05)	$(0.22)
Discontinued operations	$-	$-
Net loss attributable to common stockholders	$(0.05)	$(0.22)

Diluted earnings (loss) per share
Discontinued operations	$-	$-

Weighted average basic shares	41,422,781	17,490,910
Weighted average diluted shares	41,422,781	23,665,662

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Troika Media Group, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three Months Ended September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,139,000)	$(3,921,000)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	30,000	31,000
Amortization of intangibles	172,000	540,000
Amortization of right-of-use assets	-	-
Amortization of discount on convertible note payables	-	17,000
Impairment of goodwill	-	-
Impairment of intangibles	-	-
Release of contingent earn out	-	-
Stock-based compensation on options	107,000	166,000
Stock-based compensation on warrants	67,000	154,000
Stock-based compensation relating to Redeeem acquisition	805,000	-
Warrants related to legal settlement	-	-
Warrants related to financing of convertible note payables	-	-
Imputed interest for note payable	-	4,000
Gain on early termination of operating lease	3,000	-
Loss on derivative liabilities	(12,000)	23,000
Discount on derivative liability	-	-
Income from government grants	-	-
(Recovery) and provision for bad debt	(69,000)	(100,000)
Preferred shares converted to common stock	-	-
Beneficial conversion features on convertible promissory notes	-	-
Tax provision for income	-	-
Gain from derecognition of liabilities from discontinued operations	-	-
Change in operating assets and liabilities:
Accounts receivable	(580,000)	(426,000)
Prepaid expenses	45,000	(48,000)
Accounts payable and accrued expenses	(969,000)	2,030,000
Deferred expenses	-	-
Due from related parties	-	-
Other assets	(68,000)	(4,000)
Rental deposits	-	-
Operating lease liability	(222,000)	171,000
Deferred rent	-
Due to related parties	(34,000)	-
Other long-term liabilities	(168,000)	-
Taxes payable	-
Contract liabilities relating to revenue	1,170,000	181,000
Contract liabilities to government grants	(399,000)	-
Liabilities of discontinued operations	-	-
Net cash used in operating activities	(2,261,000)	(1,182,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net cash paid for acquisiton of Redeeem	-	-
Purchase of fixed assets	(68,000)	(7,000)
Net cash used in investing activities	(68,000)	(7,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of series D convertible preferred shares for cash	-	-
Proceeds from initial public offering net of offering costs	-	-
Proceeds from stimulus loan programs	-	565,000
Payments to note payable of related party	(20,000)	-
Proceeds from convertible note payable	-	150,000
Payments to convertible note payable	-	-
Net cash provided by financing activities	(20,000)	715,000

CASH FLOWS FROM DISCONTINUED OPERATIONS
Net income from discontinued operations	-	-
Gain from release of contingent earn out	-	-
Change in accounts payable and accrued expenses	-	-
Net cash used in discontinued operations - operating activities	-	-
Net cash used in discontinued operations - financing activities	-	-
Net cash (used in) provided by discontinued operations	-	-

Effect of exchange rate on cash	35,000	(9,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$(2,314,000)	$(483,000)
CASH AND CASH EQUIVALENTS — beginning of period	12,066,000	1,706,000
CASH AND CASH EQUIVALENTS — end of period	$9,752,000	$1,223,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for:
Income taxes	$-	$-
Interest expense	$3,000	$-
Noncash investing and financing activities:
Retirement of common stock	$-	$-
Shares to be issued for Redeeem acquisition	$-	$-
Record derivative liability on convertible notes	$-	$110,000
Issuance of common stock related to convertible note payables	$-	$1,300,000
Issuance of common stock related to stock payable	$-	$-
Conversion of converible note payable	$-	$1,400,000
Deemed dividend on preferred stock	$-	$-
Right-of-use assets acquired through adoption of ASC 842	$-	$8,931,000
Right-of-use assets acquired through operating leases	$467,000	$2,398,000

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Troika Media Group

Income Statement Summary

Non-GAAP Measures	Q1 FY 2022	Q1 FY 2021
Quarter / Quarter	September 30, 2021	September 30, 2020	Variance
(Un-Audited)	(Un-Audited)	(Un-Audited)	(Un-Audited)%
Revenue	8,348,989	4,132,303	4,216,686	102%
Cost of Sales	(4,836,527)	(2,279,879)	(2,556,649)

Gross Profit	3,512,462	1,852,425	1,660,037
	42.1%	44.8%
Operating Expenses	(6,803,383)	(5,140,369)	(1,663,014)
EBITDA	(3,290,922)	(3,287,944)	(2,978)

Other Income & Expense	1,152,900	(631,681)	1,784,581
NET INCOME (LOSS)	$(2,138,022)	$(3,919,625)	$(1,781,603)	45%
Non-GAAP Measures (Un-Audited)
Unrealized gains - Not Recognized Under GAAP	159,530	-
Non-cash expenses (Depreciation, amortization of intangibles & amortization of note payable discount)	201,289	587,772
Interest expense	13,063	2,869
Non-operating related management bonuses expense	150,000	-
Losses on foreign exchange	16,253	46,507
Stock-based compensation non-cash expense	979,078	320,194
Litigation expenses	-	200,000
Adjusted EBITDA	(618,809)	(2,762,284)	(2,143,475)	78%

Contact:

Investor Relations

TraDigital IR

Kevin McGrath

+1-646-418-7002

kevin@tradigitalir.com

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